                                                                    Exhibit 99.1

                                                                    NEWS RELEASE

(DELPHAX LOGO)                                        FOR IMMEDIATE DISTRIBUTION


                        DELPHAX TECHNOLOGIES INC. REPORTS
                   PROFITABLE SECOND QUARTER, FIRST SIX MONTHS


MINNEAPOLIS, MAY 5, 2004 -- Delphax Technologies Inc. (Nasdaq:DLPX) today reported sales of $14.7 million for its second fiscal quarter ended March 31, 2004, an increase of 3.1 percent from $14.2 million for the same period a year earlier. Equipment sales increased 13.2 percent to $2.4 million, and revenues from maintenance, spares and supplies reached a record $12.3 million. Operating income improved sharply to $646,000 from $361,000 in the second quarter of fiscal 2003, reflecting a combination of higher sales and gross margin.

Second-quarter net income was $380,000, or $0.06 per share, compared with a loss of $9,000 a year earlier. This year's net income was reduced by an income tax expense of $76,000 primarily on profitable European operations.

"We are beginning to see some bottom-line evidence of our progress in implementing Delphax's expanded business model, even though the market for most large-scale printing equipment remains soft," said Jay Herman, chairman and chief executive officer. "The sale of three of our new high-speed CR Series presses in the second quarter led our first increase in overall equipment sales in the last three quarters, a hopeful sign of improving econometrics. We also had marginal growth in our very solid base of service and supply revenue, which has been in a tight quarterly range of $12.1 million to $12.3 million quarterly across the last seven quarters."

Two of the roll-fed CR Series presses were sold in the United States and one in Europe, raising the total in operation to 13.

For the six months ended March 31, 2004, sales were $28.9 million, compared with $29.7 million in the same period of fiscal 2003. The increase in service-related revenues did not offset the overall decline in equipment sales, which reflected last year's successful first quarter objective of lowering inventory levels of older, legacy equipment. The company recorded net income of $740,000, or $0.12 per share, in the first six months of 2004, compared with a loss of $1.1 million, or $0.19 per share, in the first half of fiscal 2003. Last year's six-month results included first-quarter restructuring costs of $1.2 million. This year's net income was reduced by income tax expense of $151,000 primarily on profitable European operations.

Research and development expenditures were up 6.3 percent for the first six months of fiscal 2004. The increase was primarily due to preparation for the introduction of our CR2000 digital web press. The CR2000 has an industry-leading continuous running speed of 450 feet per minute, which is 50 percent faster than our CR1300 system that is currently the world's fastest roll-fed digital press. The CR2000 also offers a significant advance in print quality. It will be presented to the printing industry for the first time at the Drupa 2004 trade show in Dusseldorf, Germany, May 6-19.


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          CREATING NEW POSSIBILITIES THROUGH DIGITAL IMAGING TECHNOLOGY

                  12500 Whitewater Drive o Minnetonka, MN 55343
      o Phone: 952.939.9000 o Fax: 952.939.1151 o Website: www.delphax.com

                                                                    NEWS RELEASE

(DELPHAX LOGO)                                        FOR IMMEDIATE DISTRIBUTION


Delphax Technologies Inc. will discuss its second quarter results in a conference call for investors and analysts on May 5, 2004, at 10 a.m. central time. To participate in the conference call, please call 1-800-218-0713 shortly before 10 a.m. central time and ask for the DELPHAX conference call. To listen to a taped replay of the conference, call 1-800-405-2236 and enter the pass code 575768#. The replay will be available beginning at noon on May 5 and will remain active until noon on May 19, 2004.

ABOUT DELPHAX TECHNOLOGIES INC.

Delphax Technologies Inc. is a global leader in the design, manufacture and delivery of advanced digital print production systems based on its patented electron-beam imaging (EBI) technology. Delphax digital presses deliver industry-leading throughput for both roll-fed and cut-sheet printing environments. These flagship products are extremely versatile, providing unparalleled capabilities in handling a wide range of substrates from ultra lightweight paper to heavy stock. Delphax provides digital printing solutions to publishers, direct mailers and other printers that require systems capable of supporting a wide range of commercial printing applications. The company also licenses and manufactures EBI technology for OEM partners that create differentiated product solutions for additional markets. There are currently over 4,000 installations using Delphax EBI technology in more than 60 countries worldwide. Headquartered in Minneapolis, with subsidiary offices in Canada, the United Kingdom and France, the company's common stock is publicly traded on the National Market tier of the Nasdaq Stock Market under the symbol: DLPX. Additional information is available on the company's website at www.delphax.com.

Statements made in this news release concerning the company's or management's expectation about future results or events are "forward-looking statements." Such statements are necessarily subject to risks and uncertainties that could cause actual results to vary materially from stated expectations. Additional information concerning the factors that could cause actual results to differ materially from the company's current expectations is contained in the company's periodic filings with the Securities and Exchange Commission.

INVESTOR CONTACTS:
                                          Tom Langenfeld
                                          BlueFire Partners, Inc.
                                          (for Delphax Technologies Inc.)
                                          (612) 344-1000
                                      langenfeld@bluefirepartners.com



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          CREATING NEW POSSIBILITIES THROUGH DIGITAL IMAGING TECHNOLOGY

                  12500 Whitewater Drive o Minnetonka, MN 55343
      o Phone: 952.939.9000 o Fax: 952.939.1151 o Website: www.delphax.com

                                                                    NEWS RELEASE

(DELPHAX LOGO)                                        FOR IMMEDIATE DISTRIBUTION


                            DELPHAX TECHNOLOGIES INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                              Three Months                    Six Months
                                                             Ended March 31                  Ended March 31
                                                       --------------------------      -------------------------
                                                          2004            2003            2004           2003
                                                       ----------      ----------      ----------     ----------
Sales:
  Maintenance, spares and supplies                     $   12,297      $   12,132      $   24,420     $   24,393
  Printing equipment                                        2,377           2,099           4,496          5,312
                                                       ----------      ----------      ----------     ----------
NET SALES                                                  14,674          14,231          28,916         29,705

Cost of sales                                               6,120           6,325          12,831         14,141
                                                       ----------      ----------      ----------     ----------
GROSS MARGIN                                                8,554           7,906          16,085         15,564
Operating expenses:
  Selling, general and administrative                       6,701           6,345          12,271         12,563
  Research and development                                  1,207           1,200           2,461          2,316
  Restructuring costs                                           0               0               0          1,185
                                                       ----------      ----------      ----------     ----------
                                                            7,908           7,545          14,732         16,064
                                                       ----------      ----------      ----------     ----------
OPERATING INCOME (LOSS)                                       646             361           1,353           (500)
Net interest expense                                          192             220             387            436
Foreign currency exchange (gain) loss                          (2)            150              75            211
                                                       ----------      ----------      ----------     ----------
INCOME (LOSS) BEFORE TAXES                                    456              (9)            891         (1,147)
Income tax expense                                             76               0             151              0
                                                       ----------      ----------      ----------     ----------
NET INCOME (LOSS)                                      $      380      $       (9)     $      740     $   (1,147)
                                                       ==========      ==========      ==========     ==========
Basic and diluted earnings (loss) per common share     $     0.06      $    (0.00)     $     0.12     $    (0.19)

Weighted average number of shares
 outstanding during the period                              6,217           6,176           6,216          6,176
Weighted average number of shares
 and equivalents outstanding
 during the period assuming dilution                        6,401           6,176           6,332          6,176


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          CREATING NEW POSSIBILITIES THROUGH DIGITAL IMAGING TECHNOLOGY

                  12500 Whitewater Drive o Minnetonka, MN 55343
      o Phone: 952.939.9000 o Fax: 952.939.1151 o Website: www.delphax.com

                                                                    NEWS RELEASE

(DELPHAX LOGO)                                        FOR IMMEDIATE DISTRIBUTION

                            DELPHAX TECHNOLOGIES INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)

                                                  March 31,        September 30,
                                                    2004               2003
                                               --------------     --------------
ASSETS
Cash, cash equivalents
 and short-term investments                    $        1,847     $        2,711

Accounts receivable - net                              10,612             11,038

Inventories                                            19,332             17,859

Other current assets                                    1,947              1,389
                                               --------------     --------------
   Total current assets                                33,738             32,997

Long-term assets                                          603                614

Fixed assets - net                                      2,958              3,461
                                               --------------     --------------
Total Assets                                   $       37,299     $       37,072
                                               ==============     ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable and accrued expenses          $       10,154     $        7,704

Current portion of debt                                 1,285             13,900
                                               --------------     --------------
    Total current liabilities                          11,439             21,604

Long-term debt                                          7,686                  0

Other long-term liabilities                               584                648
                                               --------------     --------------
    Total liabilities                                  19,709             22,252

Shareholders' equity                                   17,590             14,820
                                               --------------     --------------
Total Liabilities and Shareholders' Equity     $       37,299     $       37,072
                                               ==============     ==============


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          CREATING NEW POSSIBILITIES THROUGH DIGITAL IMAGING TECHNOLOGY

                  12500 Whitewater Drive o Minnetonka, MN 55343
      o Phone: 952.939.9000 o Fax: 952.939.1151 o Website: www.delphax.com

                                                                    NEWS RELEASE

(DELPHAX LOGO)                                        FOR IMMEDIATE DISTRIBUTION

                            DELPHAX TECHNOLOGIES INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)

                                                          Six Months Ended
                                                    ----------------------------
                                                     March 31,         March 31,
                                                       2004              2003
                                                    -----------      -----------
OPERATING ACTIVITIES
Net income (loss)                                   $       740      $    (1,147)
Adjustments to reconcile net income (loss)
 to net cash provided by operating activities:
    Depreciation and amortization                           695              918
    Loss on disposal of equipment and fixtures              137                0
    Other                                                  (192)              55
Changes in operating assets and liabilities:
    Accounts receivable - net                               683             (490)
    Inventory                                              (995)           2,208
    Other assets - net                                     (490)              65
    Accounts payable and accrued expenses                 2,123              440
    Deferred revenue                                        131              105
                                                    -----------      -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                 2,832            2,154

INVESTING ACTIVITIES
Purchase of equipment and fixtures                         (325)            (354)
Purchase of short-term investments                           44                0
                                                    -----------      -----------
NET CASH USED IN INVESTING ACTIVITIES                      (281)            (354)

FINANCING ACTIVITIES
Issuance of 7% convertible subordinated notes             1,640                0
Issuance of common stock                                     79                0
Repayment on bank credit facilities                      (5,175)          (1,880)
Principal payments on capital lease obligations             (22)             (16)
                                                    -----------      -----------
NET CASH USED IN FINANCING ACTIVITIES                    (3,478)          (1,896)

EFFECT OF EXCHANGE RATE CHANGES ON CASH                     104                1
                                                    -----------      -----------
DECREASE IN CASH AND CASH EQUIVALENTS                      (823)             (95)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD            2,670            1,718
                                                    -----------      -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD            $     1,847      $     1,623
                                                    ===========      ===========

                                      # # #

          CREATING NEW POSSIBILITIES THROUGH DIGITAL IMAGING TECHNOLOGY

                  12500 Whitewater Drive o Minnetonka, MN 55343
      o Phone: 952.939.9000 o Fax: 952.939.1151 o Website: www.delphax.com